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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            .......................


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   July 21, 1997


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                                 VENCOR, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                         1-10989                61-1055020
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                             3300 Providian Center
                            400 West Market Street
                             Louisville, Kentucky
                   (Address of principal executive offices)
                                     40202
                                  (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                Not Applicable
        (Former name or former address, if changed since last report.)

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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5.   OTHER INFORMATION.


     On July 21, 1997, Vencor, Inc. (the "Company") completed the private placement (the "Notes Offering") of $750 million aggregate principal amount of Senior Subordinated Notes due 2007 (the "Notes"). The Notes have a coupon of 8.625% and were priced at 99.575% of principal. After a discount of two percent and expenses of the Notes Offering, the net proceeds to the Company approximated $731 million. The Notes are not callable until July 15, 2002. The Notes Offering was managed by J.P. Morgan & Co., NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Merrill Lynch & Co.

     The Company intends to use the net proceeds from the Notes Offering to reduce outstanding borrowings under the Company's $2.0 billion senior bank credit facility.

     The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The issuance of the Notes was structured to allow secondary market trading under Rule 144A of the Securities Act. The Notes were issued without registration under the Securities Act in reliance on the exemption provided by Rule 144A under the Securities Act for offers only to "Qualified Institutional Buyers" as defined under Rule 144A and in accordance with Regulation S of the Securities Act for offers outside the United States.

ITEM 6.   NOT APPLICABLE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial statements of businesses acquired.

          Not applicable.

(b)       Pro forma financial information.

          Not applicable.

(c)       Exhibits.

1.1 Purchase Agreement dated as of July 16, 1997 among Vencor, Inc., J.P. Morgan Securities Inc., NationsBanc Capital Markets, Inc., Goldman, Sachs & Co., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1       Form of 8 5/8% Senior Subordinated Notes Due 2007 (included in Exhibit
          4.2).

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4.2       Indenture dated as of July 21, 1997 between Vencor, Inc. and The Bank of New York, as Trustee.

99.1 Registration Rights Agreement dated as of July 21, 1997 by and among Vencor, Inc., J.P. Morgan Securities Inc., NationsBanc Capital Markets, Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 8.   NOT APPLICABLE.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          In connection with the Notes Offering, the Company sold $1,480,000 in principal amount of the Notes on July 21, 1997 in reliance upon Regulation S under the Securities Act. These Notes were issued without registration in reliance upon the exemption afforded by Regulation S under the Securities Act. See Item 5 for additional information with respect to the Notes Offering.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.



Dated:  July 31, 1997                   By: /s/ W. Bruce Lunsford
                                            ------------------------------------
                                            W. Bruce Lunsford
                                            Chairman of the Board,
                                            President and Chief
                                            Executive Officer

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